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                                      8-K
                      UNITED STATES SURGICAL CORPORATION

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

        Date of Report (Date of earliest event reported): June 4, 1996

                      United States Surgical Corporation
            (Exact name of registrant as specified in its charter)


   Delaware                        1-9776                     13-2518270
(State or other jurisdiction    (Commission File          (I.R.S. Employer
of incorporation)                Number)                  Identification Number)

                     150 Glover Avenue, Norwalk, CT 06856
                   (Address of principal executive offices)

                                (203) 845-1000
             (Registrant's telephone number, including area code)
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Item 5.    Other Events.

        The Registrant is filing herewith the press release issued by the Registrant on June 4, 1996 and correspondence received from the Food and Drug Administration Center for Devices and Radiological Health.

Item 7.    Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 99.1.   Press Release dated June 4, 1996.

Exhibit 99.2. Letter from Food and Drug Administration Center for Devices and Radiological Health.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED STATES SURGICAL CORPORATION

Date:  June 4, 1996                    By:  /s/ Howard M. Rosenkrantz
                                            Howard M. Rosenkrantz
                                            Senior Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial Officer)